Quarterly Holdings Report
for
Fidelity® Global Credit Fund
September 30, 2023
GLB-NPRT3-1123
1.939065.111
Nonconvertible Bonds - 68.1%
		Principal Amount (a)	Value ($)
Australia - 2.3%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	137,971
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	236,000	196,784
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	150,000	145,839
6.75% 12/2/44 (Reg. S) (b)		677,000	668,538
TOTAL AUSTRALIA			1,149,132
Canada - 0.1%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		54,000	44,993
Denmark - 1.3%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	340,000	361,613
4.75% 6/21/30 (Reg. S) (b)	EUR	140,000	147,236
Jyske Bank A/S 5% 10/26/28 (b)	EUR	125,000	131,938
TOTAL DENMARK			640,787
Finland - 0.4%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	200,000	209,660
France - 4.9%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		243,000	200,359
2.5% 3/31/32 (Reg. S) (b)	EUR	400,000	380,339
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	200,000	182,686
Credit Agricole SA:
UK Government Bonds 1 Year + 2.180% 6.375% 6/14/31 (Reg. S) (b)(d)	GBP	200,000	245,219
4.875% 10/23/29 (Reg. S)	GBP	100,000	116,074
Electricite de France SA:
5.5% 1/25/35 (Reg. S)	GBP	200,000	221,722
5.7% 5/23/28 (c)		200,000	198,059
Engie SA 4.25% 9/6/34 (Reg. S)	EUR	100,000	103,657
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	173,411
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	200,000	207,621
Societe Generale:
4.75% 11/24/25 (c)		200,000	191,301
6.691% 1/10/34 (b)(c)		200,000	194,135
Technip Energies NV 1.125% 5/28/28	EUR	100,000	91,142
TOTAL FRANCE			2,505,725
Germany - 6.4%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	495,000	304,583
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	1,300,000	566,675
5% 4/27/27 (Reg. S) (b)	EUR	100,000	35,947
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	150,000	156,906
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	100,000	122,036
Deutsche Annington Finance BV 5% 10/2/23 (c)		218,000	217,527
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	100,000	98,324
4% 6/24/32 (Reg. S) (b)	EUR	300,000	282,701
6.125% 12/12/30 (Reg. S) (b)	GBP	200,000	226,658
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	300,000	252,630
KfW 2.875% 6/7/33 (Reg. S)	EUR	400,000	404,456
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	100,000	100,062
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	200,000	186,170
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	100,000	96,729
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	200,000	185,019
TOTAL GERMANY			3,236,423
Greece - 0.4%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	200,000	195,308
Hong Kong - 1.5%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	200,000	168,226
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		742,000	613,449
TOTAL HONG KONG			781,675
Ireland - 4.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.3% 1/30/32		150,000	119,237
AIB Group PLC 2.25% 4/4/28 (Reg. S) (b)	EUR	503,000	486,638
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		379,000	356,221
4.375% 5/1/26 (c)		26,000	24,412
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	556,000	521,887
2.029% 9/30/27 (b)(c)		695,000	608,872
TOTAL IRELAND			2,117,267
Italy - 0.7%
UniCredit SpA 5.861% 6/19/32 (b)(c)		400,000	364,064
Luxembourg - 1.5%
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	486,000	404,790
1.75% 3/12/29 (Reg. S)	EUR	278,000	230,171
2.625% 10/20/28 (Reg. S)	GBP	150,000	141,510
TOTAL LUXEMBOURG			776,471
Mexico - 1.7%
Petroleos Mexicanos 6.5% 3/13/27		996,000	873,407
Netherlands - 1.2%
ING Groep NV 4.75% 5/23/34 (Reg. S) (b)	EUR	300,000	312,615
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	100,000	103,180
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	100,000	102,913
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	100,000	88,081
TOTAL NETHERLANDS			606,789
Poland - 0.5%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	382,000	262,515
Portugal - 0.5%
Banco Espirito Santo SA 4% (Reg. S) (e)(f)	EUR	200,000	54,977
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	200,000	180,874
TOTAL PORTUGAL			235,851
Spain - 0.4%
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	200,000	208,222
Sweden - 0.9%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	300,000	155,416
Samhallsbyggnadsbolaget I Norden AB:
1.75% 1/14/25 (Reg. S)	EUR	200,000	179,722
2.25% 8/12/27 (Reg. S)	EUR	150,000	100,862
TOTAL SWEDEN			436,000
Switzerland - 6.5%
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		1,004,000	963,840
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		249,000	233,126
5.75% 8/15/50 (Reg. S) (b)		868,000	833,280
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	347,000	345,367
4.282% 1/9/28 (c)		323,000	296,976
4.988% 8/5/33 (Reg. S) (b)		200,000	178,835
6.537% 8/12/33 (b)(c)		250,000	247,078
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		250,000	193,125
TOTAL SWITZERLAND			3,291,627
United Kingdom - 11.9%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	100,000	123,888
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	161,989
Barclays PLC 8.407% 11/14/32 (Reg. S) (b)	GBP	150,000	186,608
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	272,000	278,614
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	180,000	187,428
4.856% 5/23/33 (Reg. S) (b)	EUR	200,000	207,752
6.8% 9/14/31 (b)	GBP	100,000	123,267
8.201% 11/16/34 (Reg. S) (b)	GBP	100,000	126,211
Inchcape PLC 6.5% 6/9/28 (Reg. S)	GBP	200,000	244,604
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	130,000	139,513
John Lewis PLC 6.125% 1/21/25	GBP	685,000	816,242
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	278,000	290,884
4.75% 9/21/31 (Reg. S) (b)	EUR	100,000	104,315
4.976% 8/11/33 (b)		200,000	177,485
Marks & Spencer PLC 3.75% 5/19/26 (Reg. S)	GBP	100,000	114,305
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	150,000	153,872
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	486,000	505,298
3.622% 8/14/30 (Reg. S) (b)	GBP	100,000	114,487
4.771% 2/16/29 (Reg. S) (b)	EUR	300,000	313,973
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	329,000	299,138
Rolls-Royce PLC 3.375% 6/18/26	GBP	110,000	122,516
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	100,000	108,341
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	100,000	100,281
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	213,000	174,923
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	200,000	221,896
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	110,000	102,063
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	100,000	114,537
6.25% 10/3/78 (Reg. S) (b)		250,000	245,795
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	150,000	158,438
TOTAL UNITED KINGDOM			6,018,663
United States of America - 20.8%
Air Lease Corp. 3.125% 12/1/30		191,000	155,524
American Airlines, Inc. 3.75% 4/15/27		80,167	75,179
Ares Capital Corp.:
2.15% 7/15/26		208,000	182,491
3.25% 7/15/25		260,000	243,546
4.25% 3/1/25		452,000	434,683
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	396,000	440,617
Broadcom, Inc. 2.45% 2/15/31 (c)		190,000	148,505
Capital One Financial Corp.:
5.468% 2/1/29 (b)		44,000	41,884
5.817% 2/1/34 (b)		76,000	68,491
Centene Corp.:
4.25% 12/15/27		396,000	365,076
4.625% 12/15/29		281,000	253,077
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		347,000	318,490
Cleco Corporate Holdings LLC 3.375% 9/15/29		695,000	580,547
DCP Midstream Operating LP 5.375% 7/15/25		625,000	616,569
Discover Financial Services 6.7% 11/29/32		15,000	14,499
Duke Energy Corp. 3.85% 6/15/34	EUR	207,000	194,657
Elanco Animal Health, Inc. 6.65% 8/28/28 (b)		243,000	236,318
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	130,000	156,281
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	100,000	118,773
Hudson Pacific Properties LP 3.95% 11/1/27		486,000	383,637
Huntington Bancshares, Inc. 6.208% 8/21/29 (b)		150,000	146,738
Morgan Stanley 4.656% 3/2/29 (b)	EUR	100,000	105,626
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	150,000	138,630
3.5% 3/15/31		267,000	166,787
NextEra Energy Partners LP 4.25% 9/15/24 (c)		35,000	33,513
Omega Healthcare Investors, Inc. 4.75% 1/15/28		625,000	578,408
Puget Energy, Inc. 4.1% 6/15/30		521,000	453,962
Sabra Health Care LP 3.2% 12/1/31		94,000	70,337
SITE Centers Corp. 4.7% 6/1/27		382,000	353,645
Southern Co. 1.875% 9/15/81 (b)	EUR	364,000	303,299
The AES Corp. 2.45% 1/15/31		497,000	382,226
The Boeing Co. 5.15% 5/1/30		313,000	299,071
Time Warner Cable LLC 5.875% 11/15/40		278,000	230,338
Toll Brothers Finance Corp. 4.875% 3/15/27		452,000	432,927
Universal Health Services, Inc. 2.65% 10/15/30		695,000	541,696
Vontier Corp. 2.4% 4/1/28		695,000	578,567
Vornado Realty LP 3.4% 6/1/31		79,000	57,261
Western Gas Partners LP 4.05% 2/1/30		261,000	228,138
Zions Bancorp NA 3.25% 10/29/29		500,000	388,088
TOTAL UNITED STATES OF AMERICA			10,518,101
TOTAL NONCONVERTIBLE BONDS (Cost $42,221,327)			34,472,680

U.S. Government and Government Agency Obligations - 9.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 9.2%
U.S. Treasury Bonds:
3.625% 5/15/53	1,700,000	1,407,545
3.875% 5/15/43 (g)	1,270,000	1,103,712
6.25% 5/15/30	750,000	818,262
U.S. Treasury Notes:
1% 7/31/28	700,000	590,488
2.875% 5/15/32	300,000	263,332
4.125% 7/31/28	500,000	489,219

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,032,336)		4,672,558

Supranational Obligations - 1.2%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 1/14/31 (Reg. S)	EUR	440,000	365,877
3% 11/15/28 (Reg. S)	EUR	200,000	208,369
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $578,422)			574,246

Preferred Securities - 12.2%
		Principal Amount (a)	Value ($)
Australia - 0.7%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(h)		400,000	370,922
Canada - 0.6%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.2091% (b)(d)(h)		205,000	180,062
4.9% (b)(h)		142,000	129,863
TOTAL CANADA			309,925
Czech Republic - 0.3%
CPI Property Group SA 3.75% (Reg. S) (b)(h)	EUR	590,000	169,755
Finland - 0.4%
Citycon Oyj 4.496% (Reg. S) (b)(h)	EUR	243,000	180,737
France - 1.5%
BNP Paribas SA 6.625% (Reg. S) (b)(h)		250,000	245,478
Electricite de France SA 5.625% (Reg. S) (b)(h)		220,000	215,875
Societe Generale 7.875% (Reg. S) (b)(h)		200,000	198,343
Veolia Environnement SA 2% (Reg. S) (b)(h)	EUR	100,000	88,521
TOTAL FRANCE			748,217
Germany - 3.8%
Aroundtown SA 3.375% (Reg. S) (b)(h)	EUR	1,100,000	501,798
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (b)(d)(h)		250,000	121,375
Grand City Properties SA 1.5% (Reg. S) (b)(h)	EUR	1,000,000	498,157
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(h)	EUR	100,000	102,887
3.748% (Reg. S) (b)(h)	EUR	200,000	181,891
3.875% (Reg. S) (b)(h)	EUR	600,000	522,546
TOTAL GERMANY			1,928,654
Ireland - 0.9%
AerCap Holdings NV 5.875% 10/10/79 (b)		202,000	196,439
AIB Group PLC 6.25% (Reg. S) (b)(h)	EUR	250,000	250,862
TOTAL IRELAND			447,301
Sweden - 1.0%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(h)	EUR	625,000	366,007
3.625% (Reg. S) (b)(h)	EUR	150,000	72,831
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(h)	EUR	313,000	49,042
TOTAL SWEDEN			487,880
Switzerland - 0.6%
Credit Suisse Group AG 7.5% (Reg. S) (b)(e)(h)		1,389,000	131,955
UBS Group AG 7% (Reg. S) (b)(h)		200,000	193,750
TOTAL SWITZERLAND			325,705
United Kingdom - 2.4%
Barclays PLC:
7.125% (b)(h)	GBP	200,000	227,199
8.875% (b)(h)	GBP	200,000	225,719
British American Tobacco PLC 3% (Reg. S) (b)(h)	EUR	388,000	350,219
Mobico Group PLC 4.25% (Reg. S) (b)(h)	GBP	100,000	105,246
SSE PLC 3.74% (Reg. S) (b)(h)	GBP	278,000	307,472
TOTAL UNITED KINGDOM			1,215,855
TOTAL PREFERRED SECURITIES (Cost $11,497,472)			6,184,951

Money Market Funds - 5.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i) (Cost $2,813,256)	2,812,694	2,813,256

TOTAL INVESTMENT IN SECURITIES - 96.3% (Cost $62,142,813)	48,717,691
NET OTHER ASSETS (LIABILITIES) - 3.7%	1,883,623
NET ASSETS - 100.0%	50,601,314

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	3	Dec 2023	215,979	(5,681)	(5,681)
Eurex Euro-Bund Contracts (Germany)	7	Dec 2023	952,032	(18,136)	(18,136)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	4	Dec 2023	517,460	(39,837)	(39,837)
Eurex Euro-Schatz Contracts (Germany)	6	Dec 2023	666,004	(1,371)	(1,371)
TME 10 Year Canadian Note Contracts (Canada)	11	Dec 2023	932,398	(25,361)	(25,361)

TOTAL BOND INDEX CONTRACTS					(90,386)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	17	Dec 2023	3,446,086	(8,533)	(8,533)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	26	Dec 2023	2,739,344	(18,119)	(18,119)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	52	Dec 2023	5,916,625	(327,484)	(327,484)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	2	Dec 2023	237,375	(17,520)	(17,520)

TOTAL TREASURY CONTRACTS					(371,656)

TOTAL PURCHASED					(462,042)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	10	Dec 2023	1,148,846	(6,924)	(6,924)

TOTAL FUTURES CONTRACTS					(468,966)
The notional amount of futures purchased as a percentage of Net Assets is 30.8%
The notional amount of futures sold as a percentage of Net Assets is 2.3%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	200,000	USD	211,652	Royal Bank of Canada	10/03/23	(202)
USD	137,910	GBP	113,000	State Street Bank and Trust Co	10/03/23	38
EUR	107,000	USD	114,500	Canadian Imperial Bk. of Comm.	12/08/23	(1,033)
EUR	111,000	USD	117,795	Royal Bank of Canada	12/08/23	(87)
GBP	112,000	USD	138,811	Canadian Imperial Bk. of Comm.	12/08/23	(2,103)
GBP	178,000	USD	217,327	JPMorgan Chase Bank, N.A.	12/08/23	(59)
GBP	144,000	USD	175,805	State Street Bank and Trust Co	12/08/23	(38)
USD	21,877	AUD	34,000	HSBC Bank	12/08/23	(33)
USD	45,787	CAD	62,000	HSBC Bank	12/08/23	94
USD	12,684	CAD	17,000	JPMorgan Chase Bank, N.A.	12/08/23	155
USD	16,076	EUR	15,000	BNP Paribas S.A.	12/08/23	170
USD	178,009	EUR	166,000	BNP Paribas S.A.	12/08/23	1,977
USD	15,237,858	EUR	14,155,000	Bank of America, N.A.	12/08/23	227,389
USD	21,213	EUR	20,000	Bank of America, N.A.	12/08/23	4
USD	119,960	EUR	113,000	Brown Brothers Harriman & Co	12/08/23	130
USD	21,388	EUR	20,000	JPMorgan Chase Bank, N.A.	12/08/23	179
USD	9,005,539	GBP	7,217,000	Royal Bank of Canada	12/08/23	196,416

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						422,997
Unrealized Appreciation						426,552
Unrealized Depreciation						(3,555)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	500,000	(807)	684	(123)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,126,015 or 6.2% of net assets.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Non-income producing - Security is in default.
(f)	Level 3 security
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $451,918.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,823,614	29,732,865	28,743,223	111,486	-	-	2,813,256	0.0%
Total	1,823,614	29,732,865	28,743,223	111,486	-	-	2,813,256

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Supranational Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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